SCHEDULE A

WELLS FARGO FUNDS MANAGEMENT
INVESTMENT MANAGEMENT AGREEMENT

WELLS FARGO FUNDS TRUST

Wells Fargo Funds Trust	Fee as % of Avg. Daily Net Asset Value
Adjustable Rate Government Fund	First 1B Next 4B Next 3B Next 2B Over 10B	0.35 0.325 0.29 0.265 0.255
Alternative Strategies Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	1.75 1.725 1.70 1.675 1.65 1.64 1.63
Asia Pacific Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	1.00 0.95 0.90 0.875 0.85 0.84 0.83
C&B Mid Cap Value Fund[1]	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.75 0.725 0.70 0.675 0.65 0.64 0.63
C&B Large Cap Value Fund±	First 5B Next 5B Over 10B	0.05 0.04 0.03
California Limited-Term Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.40 0.375 0.35 0.325 0.29 0.28
California Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.40 0.375 0.35 0.325 0.29 0.28
Capital Growth Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 3B Next 2B Next 2B Next 4B Over 16B	0.70 0.675 0.65 0.625 0.60 0.59 0.565 0.555 0.53 0.505
Cash Investment Money Market Fund	First 5B Next 5B Over 10B	0.15 0.14 0.13
Colorado Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.40 0.375 0.35 0.325 0.29 0.28
Common Stock Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.80 0.75 0.70 0.675 0.65 0.64 0.63
Conservative Income Fund	First 1B Next 4B Next 5B Over 10B	0.25 0.225 0.19 0.18
Core Bond Fund±	First 5B Next 5B Over 10B	0.05 0.04 0.03
Core Plus Bond Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.45 0.425 0.40 0.375 0.34 0.32
Disciplined U.S. Core Fund	First 1B Next 4B Next 5B Over 10B	0.35 0.325 0.29 0.28
Discovery Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.80 0.75 0.70 0.675 0.65 0.64 0.63
Diversified Capital Builder Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.65 0.60 0.55 0.525 0.49 0.48
Diversified Equity Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.30 0.28 0.26 0.24 0.23 0.22
Diversified Income Builder Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.55 0.525 0.50 0.475 0.44 0.43
Diversified International Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.85 0.80 0.75 0.725 0.70 0.69 0.68
Dynamic Target Today Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target 2015 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target 2020 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target 2025 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target 2030 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target 2035 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target 2040 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target 2045 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target 2050 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target 2055 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target 2060 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Emerging Growth Fund±	First 5B Next 5B Over 10B	0.05 0.04 0.03
Emerging Markets Equity Fund	First 1B Next 1B Next 2B Next 1B Next 3B Next 2B Over 10B	1.05 1.025 1.00 0.975 0.965 0.955 0.945
Emerging Markets Equity Income Fund	First 1B Next 1B Next 2B Next 1B Next 3B Next 2B Over 10B	1.05 1.025 1.00 0.975 0.965 0.955 0.945
Endeavor Select Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 3B Next 2B Next 2B Next 4B Over 16B	0.70 0.675 0.65 0.625 0.60 0.59 0.565 0.555 0.53 0.505
Enterprise Fund[2]	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.75 0.725 0.70 0.675 0.65 0.64 0.63
Global Small Cap Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.95 0.925 0.90 0.875 0.85 0.84 0.83
Government Money Market Fund	First 5B Next 5B Over 10B	0.15 0.14 0.13
Government Securities Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.45 0.425 0.40 0.375 0.34 0.32
Growth Balanced Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.30 0.28 0.26 0.24 0.23 0.22
Growth Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 3B Next 2B Next 2B Next 4B Over 16B	0.80 0.75 0.70 0.675 0.65 0.64 0.615 0.605 0.58 0.555
Heritage Money Market Fund	First 5B Next 5B Over 10B	0.15 0.14 0.13
High Yield Bond Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.55 0.525 0.50 0.475 0.44 0.43
High Yield Municipal Bond Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.50 0.475 0.45 0.425 0.39 0.38
Index Asset Allocation Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.65 0.60 0.55 0.525 0.49 0.48
Index Fund±	First 5B Next 5B Over 10B	0.05 0.04 0.03
Intermediate Tax/AMT Free Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.40 0.375 0.35 0.325 0.29 0.28
International Bond Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.60 0.575 0.55 0.525 0.49 0.48
International Equity Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.85 0.80 0.75 0.725 0.70 0.69 0.68
International Value Fund±	First 5B Next 5B Over 10B	0.05 0.04 0.03
Intrinsic Small Cap Value Fund	First 500M Next 500M Next 1B Next 1B Next 1B Next 1B Next 5B Over 10B	0.85 0.825 0.80 0.775 0.75 0.73 0.72 0.71
Intrinsic Value Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 3B Next 2B Next 2B Next 4B Over 16B Next 4B Over 16B	0.70 0.675 0.65 0.625 0.60 0.59 0.565 0.555 0.53 0.505
Intrinsic World Equity Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.85 0.80 0.75 0.725 0.70 0.69 0.68
Large Cap Core Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 3B Next 2B Next 2B Next 4B Over 16B	0.70 0.675 0.65 0.625 0.60 0.59 0.565 0.555 0.53 0.505
Large Cap Growth Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 3B Next 2B Next 2B Next 4B Over 16B	0.70 0.675 0.65 0.625 0.60 0.59 0.565 0.555 0.53 0.505
Large Company Value Fund	First 1B Next 4B Next 5B Over 10B	0.40 0.375 0.34 0.33
Managed Account CoreBuilder Shares Series M	0.00
Minnesota Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.40 0.375 0.35 0.325 0.29 0.28
Moderate Balanced Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.30 0.28 0.26 0.24 0.23 0.22
Money Market Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Municipal Bond Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.40 0.375 0.35 0.325 0.29 0.28
Municipal Cash Management Money Market Fund	First 5B Next 5B Over 10B	0.15 0.14 0.13
National Tax-Free Money Market Fund	First 5B Next 5B Over 10B	0.15 0.14 0.13
North Carolina Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.40 0.375 0.35 0.325 0.29 0.28
Omega Growth Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 3B Next 2B Next 2B Next 4B Over 16B	0.80 0.75 0.70 0.675 0.65 0.64 0.615 0.605 0.58 0.555
Opportunity Fund[3]	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.75 0.725 0.70 0.675 0.65 0.64 0.63
Pennsylvania Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.40 0.375 0.35 0.325 0.29 0.28
Precious Metals Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.65 0.60 0.55 0.525 0.50 0.49 0.48
Premier Large Company Growth Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 3B Next 2B Next 2B Next 4B Over 16B	0.70 0.675 0.65 0.625 0.60 0.59 0.565 0.555 0.53 0.505
Real Return Fund±	First 5B Next 5B Over 10B	0.05 0.04 0.03
Short Duration Government Bond Fund	First 1B Next 4B Next 3B Next 2B Over 10B	0.35 0.325 0.29 0.265 0.255
Short-Term Bond Fund	First 1B Next 4B Next 3B Next 2B Over 10B	0.35 0.325 0.29 0.265 0.255
Short-Term High Yield Bond Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.50 0.475 0.45 0.425 0.39 0.38
Short-Term Municipal Bond Fund	First 1B Next 4B Next 3B Next 2B Over 10B	0.35 0.325 0.29 0.265 0.255
Small Cap Opportunities Fund[4]	First 500M Next 500M Next 1B Next 1B Next 1B Next 1B Next 5B Over 10B	0.85 0.825 0.80 0.775 0.75 0.73 0.72 0.71
Small Cap Value Fund	First 500M Next 500M Next 1B Next 1B Next 1B Next 1B Next 5B Over 10B	0.85 0.825 0.80 0.775 0.75 0.73 0.72 0.71
Small Company Growth Fund±	First 5B Next 5B Over 10B	0.05 0.04 0.03
Small Company Value Fund±	First 5B Next 5B Over 10B	0.05 0.04 0.03
Specialized Technology Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.88 0.875 0.85 0.825 0.80 0.79 0.78
Special Mid Cap Value Fund[5]	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.75 0.725 0.70 0.675 0.65 0.64 0.63
Special Small Cap Value Fund	First 500M Next 500M Next 1B Next 1B Next 1B Next 1B Next 5B Over 10B	0.85 0.825 0.80 0.775 0.75 0.73 0.72 0.71
Strategic Income Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.525 0.50 0.475 0.45 0.415 0.405
Strategic Municipal Bond Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.40 0.375 0.35 0.325 0.29 0.28
Target Today Fund	First 5B Next 5B Over 10B	0.10 0.09 0.08
Target 2010 Fund	First 5B Next 5B Over 10B	0.10 0.09 0.08
Target 2015 Fund	First 5B Next 5B Over 10B	0.10 0.09 0.08
Target 2020 Fund	First 5B Next 5B Over 10B	0.10 0.09 0.08
Target 2025 Fund	First 5B Next 5B Over 10B	0.10 0.09 0.08
Target 2030 Fund	First 5B Next 5B Over 10B	0.10 0.09 0.08
Target 2035 Fund	First 5B Next 5B Over 10B	0.10 0.09 0.08
Target 2040 Fund	First 5B Next 5B Over 10B	0.10 0.09 0.08
Target 2045 Fund	First 5B Next 5B Over 10B	0.10 0.09 0.08
Target 2050 Fund	First 5B Next 5B Over 10B	0.10 0.09 0.08
Target 2055 Fund	First 5B Next 5B Over 10B	0.10 0.09 0.08
Target 2060 Fund	First 5B Next 5B Over 10B	0.10 0.09 0.08
Traditional Small Cap Growth Fund	First 500M Next 500M Next 1B Next 1B Next 1B Next 1B Next 5B Over 10B	0.85 0.825 0.80 0.775 0.75 0.73 0.72 0.71
Treasury Plus Money Market Fund	First 5B Next 5B Over 10B	0.15 0.14 0.13
Ultra Short-Term Income Fund	First 1B Next 4B Next 3B Next 2B Over 10B	0.35 0.325 0.29 0.265 0.255
Ultra Short-Term Municipal Income Fund	First 1B Next 4B Next 3B Next 2B Over 10B	0.35 0.325 0.29 0.265 0.255
Utility and Telecommunications Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.65 0.60 0.55 0.525 0.50 0.49 0.48
WealthBuilder Conservative Allocation Fund	First 1B Next 4B Next 5B Over 10B	0.25 0.225 0.19 0.18
WealthBuilder Equity Fund	First 1B Next 4B Next 5B Over 10B	0.25 0.225 0.19 0.18
WealthBuilder Growth Allocation Fund	First 1B Next 4B Next 5B Over 10B	0.25 0.225 0.19 0.18
WealthBuilder Growth Balanced Fund	First 1B Next 4B Next 5B Over 10B	0.25 0.225 0.19 0.18
WealthBuilder Moderate Balanced Fund	First 1B Next 4B Next 5B Over 10B	0.25 0.225 0.19 0.18
Wisconsin Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.40 0.375 0.35 0.325 0.29 0.28
100% Treasury Money Market Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18

Schedule A amended:  June 1, 2018

  On May 23, 2018, the Board of Trustees of Wells Fargo Funds Trust approved changes to the investment management fees for the C&B Mid Cap Value Fund.  Effective February 1, 2019, the fees will be:  First 500M 0.75; Next 500M 0.725; Next 1B 0.70; Next 2B 0.675; Next 1B 0.65; Next 5B 0.64; Next 2B 0.63; Next 4B 0.62; Over 16B 0.61

2  On May 23, 2018, the Board of Trustees of Wells Fargo Funds Trust approved changes to the investment management fees for the Enterprise Fund.  Effective February 1, 2019, the fees will be:  First 500M 0.75; Next 500M 0.725; Next 1B 0.70; Next 2B 0.675; Next 1B 0.65; Next 5B 0.64; Next 2B 0.63; Next 4B 0.62; Over 16B 0.61

3  On May 23, 2018, the Board of Trustees of Wells Fargo Funds Trust approved changes to the investment management fees for the Opportunity Fund.  Effective February 1, 2019, the fees will be:  First 500M 0.75; Next 500M 0.725; Next 1B 0.70; Next 2B 0.675; Next 1B 0.65; Next 5B 0.64; Next 2B 0.63; Next 4B 0.62; Over 16B 0.61

4  On February 28, 2018, the Board of Trustees of Wells Fargo Funds Trust approved a reduction to the investment management fee and name change of the Small Cap Opportunities Fund to the Disciplined Small Cap Fund. Subject to shareholder approval of the new Wells Capital Management sub-advisory agreement, the name change and following fee schedule will become effective on or about June 15, 2018: First 1B 0.50; Next 4B 0.475; Next 5B 0.44; Over 10B 0.43

5  On May 23, 2018, the Board of Trustees of Wells Fargo Funds Trust approved changes to the investment management fees for the Special Mid Cap Value Fund.  Effective February 1, 2019, the fees will be:  First 500M 0.75; Next 500M 0.725; Next 1B 0.70; Next 2B 0.675; Next 1B 0.65; Next 5B 0.64; Next 2B 0.63; Next 4B 0.62; Over 16B 0.61

±  As long as the Fund invests all (or substantially all) of its assets in a single, registered, open-end management investment company in accordance with Section 12(d)(1)(E) under the 1940 Act, the Fund pays Funds Management an investment management fee for the Fund-level administrative services set forth in Section 2(b) of the Investment Management Agreement.  At the time the Fund invests some of its assets in two or more registered, open-end management investment companies in accordance with Section 12(d)(1)(G) under the 1940 Act, the Fund shall pay Funds Management an investment management fee for combined asset allocation services and fund-level administrative services at the rates shown in the table that follows.

Dormant Investment Management Fee as % of Avg. Daily Net Asset Value
First 5B Next 5B Over 10B	0.30 0.29 0.28

The foregoing fee schedule is agreed to as of June 1, 2018 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

            Andrew Owen

            President

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Paul Haast

            Senior Vice President